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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2001

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
                  (Originator of the Trust referred to herein)

                     CHASE MANHATTAN AUTO OWNER TRUST 2000-A
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                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

        United States                  333-36939               22-2382028
------------------------------  ------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                White Clay Center, Building 200, Newark, DE   19711
               ---------------------------------------------- -------------
               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:

        Chase Manhattan Auto Owner Trust 2000-A is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of July 01, 2001, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

        On August 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

               Exhibits       Description
               ----------     ---------------

               20.1 Monthly Statement to Certificateholder with respect to the August 15, 2001 distribution.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2001

                                   By:  CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION
                                   as Servicer

                                   By: /s/ Patricia Garvey
                                   -----------------------------------
                                   Name:   Patricia Garvey
                                   Title:  Vice President


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                                   INDEX TO EXHIBITS
                                   ----------------------------

Exhibit No.                        Description
---------------                    -----------------
20.1                               Statement to Certificateholders
                                   dated August 15, 2001 delivered
                                   pursuant to Section 5.8 of the
                                   Sale and Servicing Agreement
                                   dated as of December 1, 2000.